SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002 (August 14, 2002)

BANCORPSOUTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

MISSISSIPPI
(State or Other Jurisdiction of Incorporation)

Mississippi	1-12991	64-0659571

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

One Mississippi Plaza
201 South Spring Street
Tupelo, Mississippi	38804

(Address of Principal	(Zip Code)
Executive Offices)

(662) 680-2000
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
Certification of the CEO/Aubrey B. Patterson
Certification of the CFO/L. Nash Allen, Jr.

Item 9. Regulation FD Disclosure.

     On August 14, 2002, BancorpSouth, Inc. (the “Registrant”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”). Accompanying the Report were certifications of the Registrant’s Chief Executive Officer and Chief Financial Officer provided to comply with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of these certifications are attached as exhibits to this report.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Certification of the Chief Executive Officer of BancorpSouth, Inc. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.2	Certification of the Chief Financial Officer of BancorpSouth, Inc. Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By: /s/ L. Nash Allen, Jr. L. Nash Allen, Jr. Treasurer and Chief Financial Officer

Date: August 13, 2002